UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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THE MEXICO FUND, INC.
(Name of Registrant as Specified In Its Charter)

Not applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

THE MEXICO FUND, INC.

6700 Alexander Bell Drive, Suite 200, Columbia, Maryland 21046

Notice of Annual Meeting of Stockholders

March 4, 2025

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of The Mexico Fund, Inc., a Maryland corporation (the “Fund”), will be held at the Plaza Boardroom on the Mezzanine Level of the St. Regis Hotel, located at 1919 Briar Oaks Lane, Houston, Texas 77027, on March 4, 2025 at 10:30 am CT for the following purposes:

(1)To elect two Directors to serve as Class II Directors for three-year terms and until their successors are duly elected and qualify (Proposal 1); and

(2)To transact such other business that may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed January 17, 2025 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

You are cordially invited to attend the meeting. All stockholders are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose, or authorize the proxy vote by telephone or internet pursuant to instructions on the enclosed proxy card. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

By Order of the Board of Directors,

JoAnn M. Strasser
Secretary

Columbia, Maryland
Dated: January 30, 2025

PLEASE RESPOND—YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE MANNER PROVIDED, OR AUTHORIZE THE PROXY VOTE BY TELEPHONE OR INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IT IS IMPORTANT THAT YOU RETURN YOUR PROXY AS SOON AS POSSIBLE TO ASSURE THAT YOUR PROXY WILL BE VOTED AND TO AVOID ANY ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION. FOR MORE INFORMATION, PLEASE CALL 866-796-7182 FROM WITHIN THE UNITED STATES, OR +1-315-204-0517 FROM OUTSIDE THE UNITED STATES.

PROXY STATEMENT
THE MEXICO FUND, INC.
6700 Alexander Bell Drive, Suite 200
Columbia, Maryland 21046

Annual Meeting of Stockholders
March 4, 2025

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (“Board”) of The Mexico Fund, Inc., a Maryland corporation (the “Fund”), to be exercised at the Annual Meeting of Stockholders of the Fund (the “Meeting”) to be held at the Plaza Boardroom on the Mezzanine Level of the St. Regis Hotel, located at 1919 Briar Oaks Lane, Houston, Texas 77027, on March 4, 2025, at 10:30 am CT and at any adjournment or postponement thereof. The approximate mailing date of this Proxy Statement is January 30, 2025 or as soon as practicable thereafter.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, a properly executed proxy will be voted FOR Proposal 1. The appointed proxy holders will vote in their discretion on any other business that may properly come before the Meeting or any adjournment or postponements thereof. Any stockholder giving a proxy has the right to attend the Meeting to vote his or her shares in person (thereby revoking any prior proxy), and also the right to revoke the proxy at any time prior to its exercise by submitting a properly executed, subsequently dated proxy, received by the Fund addressed to EQ Fund Solutions LLC, ATTN: The Mexico Fund #20219, 55 Challenger Road, Suite 201, Ridgefield Park, New Jersey 07660. Stockholders may vote using the enclosed proxy card along with the enclosed postage-paid envelope. Stockholders may also authorize proxy voting by telephone or internet. To authorize proxy voting by telephone or internet, stockholders should follow the instructions contained on their proxy card.

The presence at the Meeting in person or by proxy of the stockholders entitled to cast a majority of all votes entitled to be cast at the Meeting is necessary to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present.

Approval of Proposal 1 requires the affirmative vote of the holders of a majority of the shares of common stock outstanding and entitled to vote provided a quorum is present. An abstention as to Proposal 1 will be treated as present and will have the effect of a vote “Against” Proposal 1. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on the proposal will be voted “For” Proposal 1.

In the event that the necessary quorum to transact business at the Meeting is not obtained, the chairman of the Meeting or the stockholders may adjourn the Meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the Meeting. If a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the chairman of the Meeting may adjourn the Meeting, or may permit the persons named as proxies to propose one or more adjournments of the Meeting to permit further solicitation of proxies. If submitted to stockholders, any such adjournment will require the affirmative vote of holders of a majority of those shares represented at the Meeting in person or by proxy (or a majority of votes cast if a quorum is present). The persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such an adjournment, and will vote those proxies marked WITHHOLD on any such proposal “Against” such adjournment. For purposes of votes with respect to adjournment, broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

Only stockholders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a stockholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our stockholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The Board has fixed January 17, 2025 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof. Stockholders on the record date will be entitled to one vote for each share held. As of January 17, 2025, the Fund had outstanding 14,640,448 shares of common stock, par value $1.00 per share. Based on filings made with the U.S. Securities and Exchange Commission (“SEC”), below are persons known to the Fund to be the beneficial owner of more than five percent (5%) of the Fund’s shares.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	City of London Investment Group PLC and City of London Investment Management Company Limited 77 Gracechurch London EC3V 0A England	3,497,629	23.9%
Common Stock	Allspring Global Investments Holdings, LLC 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203	1,498,962	10.2%
Common Stock	Lazard Asset Management LLC 30 Rockefeller Plaza 56th Floor New York, NY 10112	1,153,461	7.9%

The Board knows of no other business that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their discretion.

The Fund will furnish, without charge, a copy of the Fund’s annual report for its fiscal year ended October 31, 2024, and any more recent reports, to any Fund stockholder upon request. To request a copy, please visit the Fund’s web site at www.themexicofund.com or write to the Fund at EQ, PO Box 500, Newark, NJ 07101, or by telephone from within the United States at 877-573-4007.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors of the Fund is divided into three classes of Directors, as nearly equal in number as possible, each of which serves for three years with one class being elected each year. Each year the term of office of one class will expire. The terms of office of Mr. Claudio X. González, Mr. Edward P. Djerejian and Mr. Alberto Osorio expire this year, and Mr. Alberto Osorio has decided to stand for re-election at this Annual Meeting. Mr. Claudio X. González and Mr. Edward P. Djerejian will not stand for re-election. The Board of Directors, including the Directors who are not interested persons of the Fund, upon the recommendation of the Fund’s Nominating and Corporate Governance Committee which is comprised solely of Directors who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)), have nominated Regina García-Cuéllar to serve as a Class II Director for a three year term expiring in 2028 and until her successor is duly elected and qualify. Thus, the number of Directors on the Board would decrease from eight to seven Directors. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement. Directors who are not interested persons are referred to in the Proxy Statement as “Independent Directors.”

It is the intention of the persons named on the enclosed proxy card to vote for the nominees listed below for a three-year term. The Board of Directors of the Fund knows of no reason why a nominee would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend. None of the current Directors, with the exception of Mr. Alberto Osorio, is an “interested person” of the Fund as defined in the 1940 Act. The names of the Fund’s nominees for election as Director and each other Director of the Fund, their addresses, ages and principal occupations during the past five years and other directorships held by the nominee or Director are provided in the tables below. Information is provided as of December 31, 2024.

Independent Director Nominee

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation for Past Five Years	Other Directorships Held by Director †
Regina García-Cuéllar 16 de Septiembre 27, 3rd Floor, Col. Centro Histórico 06000, Ciudad de México, México Age: 54	Class II Director	Term expires 2028

Ms. García-Cuéllar is the Chief Executive Officer of the Mexican Bank Association since 2024 and serves on the boards of prominent Mexican companies, including Grupo Rotoplas, Grupo Gigante and Grupo Aeroportuario del Centro Norte since 2024. She served as the Chief Strategy Officer of Izzi Telecom, a telecommunications company, from 2022 to 2023. She has also served as the Managing Director of Customer Experience and Strategy at Citibanamex, a bank in Mexico, from 2019 to 2022.

None.

Interested Director Nominee

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation for Past Five Years	Other Directorships Held by Director †
Alberto Osorio**+ Aristóteles 77, 3rd Floor Col. Polanco 11560, Ciudad de México México Age: 57	Class II Director President and Chief Executive Officer (formerly, Senior Vice President; Treasurer)	Term expires 2025; Director since 2016. Since March 2014. From 2002 to March 2014.	Mr. Osorio currently serves as Director General and Chairman of the Board of the Fund’s investment adviser, Impulsora del Fondo México, S.C., where he is the controlling shareholder.	None.

*There are no other funds in the Fund Complex.

**Director is an “interested person” (as defined in the 1940 Act). Mr. Osorio is deemed to be an interested Director by reason of his affiliation with the investment adviser.

+Alternate member of the Valuation Committee.

†The directorships required to be reported under this column are those held in a company with a class of securities (1) registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), (2) subject to the reporting requirements of Section 15(d) of the Exchange Act, or (3) registered as an investment company under the 1940 Act.

Other Directors

The balance of the current Directors consists of three Class I Director, three Class II Directors, one of whom is a nominee for re-election at the Meeting, and two Class III Directors. All of the those Directors, with the exception of the Mr. Claudio X. González and Mr. Edward P. Djerejian will continue in office after the Meeting for the terms shown below. The Board of Directors currently maintains a composition of at least seventy-five (75) percent Directors who are not “interested persons” of the Fund (“Independent Directors”), thereby exceeding the 1940 Act requirement that a majority of the Directors be Independent Directors. The Chairman of the Board, Mr. Carrillo Gamboa, is also an Independent Director. The remaining Directors are as follows:

Independent Directors

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation for Past Five Years	Other Directorships Held by Director or Nominee for Director†
Luis de la Calle+ Gobernador Protasio Tagle 81, San Miguel Chapultepec 11850, Ciudad de Mexico Mexico Age: 65	Class I Director	Term expires 2027

Mr. Calle is the managing director and founding partner of De la Calle, Madrazo, Mancera, S.C. (CMM), a business consulting firm, since July 2004. He has served as a board member of Corporación Inmobiliaria Vesta, S.A.B. de C.V. (real estate development and management company) since 2012. He has served as a board member and president of the Audit Committee of Grupo Aeroméxico, S.A.B. de C.V. since 2005. He served as board member of Comisión Federal de Electricidad (a state owned electric utility company) between 2015 and 2022.

Vesta Real Estate Corporation, S.A.B. de C.V.

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation for Past Five Years	Other Directorships Held by Director or Nominee for Director†
Richard B. Vaughan+ c/o The Mexico Fund, Inc. 6700 Alexander Bell Drive, Suite 200, Columbia, MD 21046 Age: 55	Class I Director	Term expires 2027

Mr. Vaughan is the founder and Chief Executive Officer of Alloy Capital (trade name for a group of private investment funds and entities providing business funding) since 2015. He also founded and is the President of Pinto America Growth Fund, L.P. (PAGF) (a private investment fund providing business funding) since 2005.

None.
Claudia Jañez+ Bosque de Zapotes 12 Bosques de las Lomas 11700, Ciudad de Mexico Mexico Age: 53	Class I Director	Term expires 2027; Director since 2022.

Ms. Jañez serves as Executive President of Conmexico since November 2023. She served as President of DuPont Latin America from 2015 to 2021. She also served as President of the Executive Board of Global Companies in Mexico from 2019 to 2021.

Director, América Móvil.
Claudio X. González+ Jaime Balmes No. 8, 9 Floor Col. Los Morales Corporativo Polanco 11510, Ciudad de Mexico México Age: 90	Class II Director	Term expires 2025; Director since 1981.

Mr. González is Chairman of the Board of Kimberly-Clark de México, a consumer products company, since March 1973; he served as Chief Executive Officer of this company from March 1973 to March 2007. Mr. González was President of the Mexican Business Council and has served on the boards of directors of several prominent U.S. and Mexican companies.

None.
Edward P. Djerejian+ 45 Temple Street, Unit 303 Boston Massachusetts 02114 Age: 85	Class II Director	Term expires 2025; Director since 2013.	Amb. Djerejian served as Founding Director of Rice University’s Baker Institute for Public Policy (1994 – 2022) and as Chairman of the Board of Occidental Petroleum Corporation (2013 – 2015).	Director, Magnolia Oil & Gas.
Jonathan Davis Arzac+ Pedregal 24, 21 Floor, Col. Molino del Rey, Miguel Hidalgo, 11040, Ciudad de México México Age: 72	Class III Director	Term expires 2026; Director since 2011.

Mr. Davis serves as Chairman of the Macquarie Mexican Infrastructure Fund. From December 2000 to December 2006, He served as President of Mexico’s National Banking and Securities Commission. Mr. Davis has also served or currently serves on the boards of several Mexican companies.

None.
Emilio Carrillo Gamboa+ Av. Sta. Fe No. 170 – 3-2-08 Col. Santa Fe Alcaldía: Álvaro Obregón 01376, Ciudad de México Mexico Age: 87	Class III Director	Term expires 2026; Director 1981-1987 and since 2002.

Mr. Carrillo Gamboa is a prominent lawyer in Mexico with extensive business experience as partner of Bufete Carrillo Gamboa, S.C. since 1989. He was Mexico’s Ambassador to Canada and has also served or currently serves on the boards of several Mexican and U.S. companies.

None.

*There are no other funds in the Fund Complex.

+Audit Committee, Contract Review Committee, and Nominating and Corporate Governance Committee member. Member or alternate member of the Valuation Committee.

†The directorships required to be reported under this column are those held in a company with a class of securities (1) registered pursuant to Section 12 of the Exchange Act, (2) subject to the reporting requirements of Section 15(d) of the Exchange Act, or (3) registered as an investment company under the 1940 Act.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES TO THE FUND’S BOARD OF DIRECTORS.

In addition to the information provided in the table above, the following is a brief discussion of the specific experience, qualifications, attributes, or skills that support the conclusion, as of the date of this Proxy Statement, that each person listed below is qualified to serve as a Director in light of the Fund’s business and structure. The disclosure below regarding the current Directors and nominees is not intended to state or imply that any Director has any title, expertise or experience that would impose a higher degree of individual responsibility or obligation on such Director with respect to the Fund, either as compared to the other Directors or to board members of other investment companies generally.

Current Directors and Nominees

Mr. Carrillo Gamboa. Mr. Carrillo Gamboa served as a Director of the Fund for six years following its inception and since 2002, and also serves as the Chairman of the Board. He is a prominent lawyer in Mexico with extensive business experience, and has been a partner of the Bufete Carrillo Gamboa, S.C. law firm since 1989. He was Mexico´s Ambassador to Canada and has also served or currently serves on the boards of many Mexican companies and charitable organizations. Mr. Carrillo Gamboa’s substantial legal and business experience qualify him as a Director of the Fund.

Mr. González. Mr. González has served as a Director of the Fund since its inception in 1981, and also serves as chairman of the Fund’s Nominating and Corporate Governance Committee. He currently serves as Chairman of the Board of Kimberly-Clark de México S.A.B. de C.V., a consumer products company, and previously served as Chief Executive Officer from March 1973 to March 2007. He served as President of the Mexican Business Council and has served or currently serves on the boards of several prominent U.S. and Mexican companies. Mr. González’s broad business experience qualifies him as a Director of the Fund.

Mr. Davis. Mr. Davis has served as a Director of the Fund since 2011 and also serves as Chairman of the Fund’s Valuation Committee. He currently serves as Chairman of the Macquarie Mexican Infrastructure Fund, an unlisted, peso-denominated fund focused solely on investment opportunities in Mexican infrastructure projects. Mr. Davis previously served as President of Mexico’s National Banking and Securities Commission from December 2000 to December 2006. He has also served or currently serves on the boards of several Mexican companies. Mr. Davis’ regulatory and public service background qualify him as a Director of the Fund.

Ambassador Djerejian. Amb. Edward Djerejian currently served as the Director of Rice University’s Baker Institute for Public Policy from 1994 to 2022 and is a Director of Magnolia Oil and Gas. He also served as Chairman of the Board of Occidental Petroleum Co. from 2013 to 2015. Amb. Djerejian previously served as U.S. ambassador to Israel from 1993 to 1994; as assistant secretary of state for Near Eastern affairs from 1991 to 1993; and as U.S. ambassador to the Syrian Arab Republic from 1988 to 1991. From 1985 to 1986, he served as deputy press secretary for foreign affairs in the White House. He has also served or currently serves on the boards of several U.S. public and non-profit organizations. Amb. Djerejian’s public policy, government service and private sector background qualify him as a Director of the Fund.

Mr. Osorio. Mr. Osorio has served as the President and Chief Executive Officer of the Fund since March 2014. From 2002 to March 2014, he served as Senior Vice President and Treasurer of the Fund. In addition, he currently serves as Director General and Chairman of the Board of the Fund’s investment adviser, Impulsora del Fondo México, S.C., in which he has been involved since 1991, and now he is the controlling shareholder. Mr. Osorio’s extensive investment management experience and oversight of Fund operations qualify him as a Director of the Fund.

Ms. Jañez. Ms. Jañez has served as a Director of the Fund since 2022. Ms. Jañez serves as Executive President of Commexico since November 2023. She served as President of DuPont Latin America, a chemicals company, from 2015 to 2021. She also served as President of the Executive Board of Global Companies in Mexico from 2019 to 2021. Ms. Jañez currently serves on the Board of several Mexican companies. Ms. Jañez´s substantial legal and business experience qualify her as a Director of the Fund.

Mr. de la Calle. Mr. de la Calle is the managing director and founding partner at De la Calle, Madrazo, Mancera, S.C. (CMM), a consulting firm offering strategic advice to clients on issues related to the economy, regulatory processes and international trade. He has significant board and governance experience, as well as financial oversight experience, based on his many years of service as a board member of various companies, including Grupo Aeroméxico, S.A.B. de C.V. Additionally, he has broad experience in the analysis of cross border economic and regulatory issues based on his service as undersecretary for international trade negotiations in Mexico’s Ministry of the Economy. He also worked at the World Bank as a country economist and as a professor at various academic institutions. Mr. de la Calle’s extensive board service, background in economics and regulatory issues qualifies him as a Director of the Fund.

Mr. Vaughan. Mr. Vaughan has invested for over thirty years in the U.S. and emerging markets, including over twenty years in Mexico. Mr. Vaughan is Founder and CEO of Alloy Capital which has a significant focus on Mexico. Mr. Vaughan previously founded and was previously President of Pinto America Growth Fund, L.P. (PAGF). Mr. Vaughan was a Managing Principal of Zephyr Management, L.P. (Zephyr) focused on private equity investing in Mexico for the ZN Mexico Funds. He also managed private and public investments in various countries. Mr. Vaughan worked for Bankers Trust Company in New York in Global Investment Management and in the bank’s proprietary Funds Management group. Mr. Vaughan has served on the boards of numerous companies operating in the U.S., Mexico and other emerging markets. Mr. Vaughan serves on the investment committees of several private institutions. Mr. Vaughan’s extensive experience in investment and capital formation activities in various markets qualifies him as a Director of the Fund.

Ms. García-Cuéllar. Ms. García-Cuéllar serves as Chief Executive Officer for the Mexican Bank Association, the largest association in Mexico serving all banks and functioning as an interlocutor with regulators and setting the banking sector’s medium- and long-term visions. She holds a M.A. and Ph.D. in Economics from Harvard University. She is also a Fulbright and Ford McArthur Scholar. Ms. García-Cuéllar received her B.A. in Economics from Instituto Tecnológico Autónomo de México (ITAM). She has significant board and governance experience and currently is an independent board member of prominent Mexican companies. She is currently the President of the Harvard Foundation in Mexico, an organization that gives scholarships and loans to Mexican students accepted in Harvard’s graduate programs. She is also Co-Chair for 50/50 Women on Boards in Mexico. Ms. García-Cuéllar has experience in areas of economic analysis, business intelligence, customer experience and commercial strategy. She has over two decades of leadership experience and recognized expertise in strategy and transformation of diverse organizations. Ms. García-Cuéllar’s extensive business and leadership experience qualifies her as a Director of the Fund.

Board Structure and Leadership

The Board of Directors oversees the business and affairs of the Fund, including oversight of certain aspects of the services that Impulsora del Fondo México, S.C. (the “Adviser”), and the Fund’s other service providers provide to the Fund. Subject to the provisions of the Fund’s Articles of Incorporation, its Bylaws and Maryland law, the Directors shall have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.

The Board of Directors holds regularly scheduled meetings four times a year, and other special meetings on an as-needed basis. There are currently eight Directors, seven of whom are considered not to be “interested persons” of the Fund (“Independent Directors”) in accordance with 1940 Act and rules adopted by the SEC thereunder. The Board of Directors has appointed an Independent Director to serve as Chairman of the Board, whose primary role is to set the agendas of all regular and special Board meetings, to assist in identifying the information to be presented to the Board with respect to matters to be acted upon by the Board, and to preside over all Board meetings. In between meetings, the Chairman is responsible for communicating with other Directors, Fund officers, and personnel of the Adviser and other service providers as necessary to enable the Board to carry out its primary responsibility of overseeing the Fund and its operations. The Independent Directors also regularly convene executive sessions without the presence of management or the interested Director.

As discussed further below, the Board of Directors has established various Committees through which the Directors focus on matters relating to particular aspects of the Fund’s operations, such as Fund audits and financial reporting, nominations of Directors and officers, and the valuation of portfolio investments. The Directors routinely review the effectiveness of the Committee structure and each Committee’s responsibilities and membership.

The Directors believe that the Board’s leadership and committee structure is appropriate in light of the nature and size of the Fund, because among other things, it fosters strong communication between the Board, its individual members, the Adviser and other service providers, allocates responsibilities among the Committees and permits Committee members to focus on particular areas involving the Fund. In addition, the Committees support and promote the Independent Directors in their oversight of all aspects of the Fund’s operations and their independent review of proposals made by the Adviser.

Risk Oversight

While responsibility for most day-to-day Fund operations, including certain risk management functions addressed in policies and procedures relating to the Fund, resides with the Adviser and other service providers selected by the Directors, the Board actively performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise a risk oversight function through regular and ad hoc Board and Committee meetings during which the Board and its Committees meet with representatives of the Adviser and other key service providers. The Board also periodically receives reports regarding Fund and other service provider policies and procedures, and reviews and approves changes to Fund policies and procedures. The Audit Committee also meets regularly with the Fund’s independent registered public accounting firm and Principal

Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. The Board and the Committees regularly require senior management of the Adviser and senior officers of the Fund to report to the Board and Committees on a variety of other risk areas relating to the Fund, including, without limitation, investment risks, liquidity risks, valuation risks and operational risks, as well as more general business risks. In addition, the Board has engaged independent counsel to the Independent Directors and consults with such counsel both during and between meetings of the Board and the Committees.

The Board also meets regularly with the Fund’s Chief Compliance Officer (“CCO”), who reports directly to the Board. The CCO has responsibility for testing the compliance procedures of the Fund and its service providers. The CCO regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Fund’s compliance program. In order to maintain a robust risk management and compliance program for the Fund, the Board and its Committees also regularly review and approve, as necessary, the Fund’s compliance policies and procedures and updates to these procedures, as well as review and approve the compliance policies and procedures of the Fund’s service providers to the extent that those policies and procedures relate to the operations of the Fund. In addition to the meetings with various parties to oversee the risk management of the Fund, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.

Fund Committees

Current Committees and Members

The Fund has a standing Audit Committee, Valuation Committee, Contract Review Committee and a Nominating and Corporate Governance Committee. The Audit Committee, Contract Review Committee and Nominating and Corporate Governance Committee are composed entirely of Directors who are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the 1940 Act and who are “independent” as defined in the New York Stock Exchange listing standards. All Directors are members, or alternate members, of the Valuation Committee.

Audit and Valuation Committees

The Audit Committee is responsible for the selection and engagement of the Fund’s independent public accountants (subject to ratification by the Board of Directors), pre-approves and reviews both the audit and non-audit work of the Fund’s independent public accountants, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of the Fund’s Audit Committee are Messrs. Carrillo Gamboa, Davis, González, Djerejian, de la Calle and Vaughan and Ms. Jañez. Mr. Davis is the Chairman of the Audit Committee and the Committee’s Audit Committee Financial Expert.

The Valuation Committee oversees the implementation of the Fund’s Pricing and Valuation Procedures and the activities of the Fund’s Pricing Committee. The Board of Directors has delegated to the Valuation Committee the responsibility of determining the fair value of the Fund’s securities or other assets in connection with “significant events,” as described in the procedures adopted by the Board of Directors. The members of the Fund’s Valuation Committee are Messrs. Davis, González, Carrillo Gamboa and Vaughan. The Alternate Members of the Fund’s Valuation Committee are Messrs. de la Calle, Osorio and Djerejian and Ms. Jañez. Mr. Vaughan is the Chairman of the Valuation Committee.

Contract Review Committee

The Contract Review Committee reviews and makes recommendations to the Board of Directors with respect to entering into, renewing or amending the Fund’s investment management and advisory agreement, administrative services agreement and other agreements. The members of the Fund’s Contract Review Committee are Messrs. Davis, Carrillo Gamboa, González, Djerejian, de la Calle and Vaughan and Ms. Jañez. Ms. Jañez is the Chairman of the Contract Review Committee.

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

The Nominating and Corporate Governance Committee makes recommendations to the Board regarding nominations for membership on the Board of Directors. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Fund’s investment adviser and other principal service providers. The Committee periodically reviews director compensation and will recommend any appropriate changes to the Board as a group. This Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The members of the Fund’s Nominating and Corporate Governance Committee are Messrs. Davis, Carrillo Gamboa, González, Djerejian, de la Calle and Vaughan and Ms. Jañez. Mr. González is the Chairman of the Nominating and Corporate Governance Committee.

The Committee will consider potential director candidates recommended by Fund stockholders provided that the proposed candidates satisfy the director qualification requirements provided in the Fund’s Bylaws; are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the 1940 Act; and are “independent” as defined in the New York Stock Exchange listing standards.

Potential director nominees recommended by stockholders must satisfy the following requirements:

(a) The nominee may not be the nominating stockholder, a member of the nominating stockholder group, or a member of the immediate family of the nominating stockholder or any member of the nominating stockholder group;

(b) Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating stockholder entity or entity in a nominating stockholder group;

(c) Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating stockholder or any member of a nominating stockholder group;

(d) The nominee may not be an executive officer, director (or person performing similar functions) of the nominating stockholder or any member of the nominating stockholder group, or of an affiliate of the nominating stockholder or any such member of the nominating stockholder group; and

(e) The nominee may not control (as “control” is defined in the 1940 Act) the nominating stockholder or any member of the nominating stockholder group (or in the case of a holder or member that is a fund, an “interested person” of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

The nominating stockholder or stockholder group must meet the following requirements:

(a) Any stockholder or stockholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s securities that are eligible to vote at the time of submission of the nominee and at the time of the annual meeting where the nominee may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating stockholder or stockholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short;”

(b) The nominating stockholder or stockholder group must also submit a certification which provides the number of shares which the person or group has (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition, the certification shall provide that the shares have been held continuously for at least 2 years.

A nominating stockholder or stockholder group may not submit more nominees than the number of Board positions open each year. As set forth in the Fund’s Bylaws, to be timely, all stockholder recommended nominee submissions must be received by the Fund not earlier than the 150th day or later than 5:00 p.m., Eastern time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the date of the preceding year’s annual meeting, notice by the stockholder must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than the close of business on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The deadline for any stockholder recommended nominee submissions to be considered for the 2025 Annual Meeting is not later than October 4, 2024 but no earlier than September 4, 2024, as prescribed in the Fund’s Bylaws.

Stockholders recommending potential director candidates must substantiate compliance with these requirements at the time of submitting their proposed director candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the Fund’s Bylaws; (Article II, Section 10) and include, as specified in the same section of the Fund’s Bylaws:

(i) for each director candidate:

(a) the director candidate’s name, address, date of birth, business and residence addresses and nationality;

(b) whether the stockholder believes the director candidate is an “interested person” within the meaning of the 1940 Act and, if not believed to be an “interested person,” sufficient information to enable the Board, any Committee thereof, or a Fund officer to make that determination;

(c) sufficient information to enable the Nominating and Corporate Governance Committee to determine whether the director candidate meets the qualification requirements set forth in the Fund’s Bylaws;

(d) the director candidate’s written, signed and notarized statement confirming his or her consent to be named in the proxy statement and intention to serve as a director if elected;

(ii) for the proposing stockholder, each “Stockholder Associated Person” as such term is defined in the Fund’s Bylaws, and each director candidate:

(a) the class, series and number of any Fund shares owned beneficially or of record, the date on which such shares were acquired and the investment intent of such acquisition and an explicit description of each “Derivative Instrument” (as such term is defined in the Fund’s Bylaws) entered into, or to which the proposing stockholder, Stockholder Associated Person or director candidate is a party or beneficiary and the number, class and series to which such Derivative Instrument relates;

(b) the nominee holder for and number of any Fund shares, and the nominee holder for each Derivative Instrument owned beneficially but not of record and evidence establishing such indirect ownership and, if applicable, entitlement to vote such shares or Derivative Instrument;

(c) whether and the extent to which such proposing stockholder, Stockholder Associated Person or director candidate directly or indirectly (though brokers, nominees or otherwise) is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (1) manage risk or benefit from changes in the price of (i) Fund shares or (ii) any combination of securities owned by the Fund representing more than 30% by value of the Fund’s assets, as reported in the most recent schedule of investments filed by the Fund with the SEC or as the Fund otherwise makes publicly available (“Portfolio Securities”) or (2) increase or decrease the voting power of such proposing stockholder, Stockholder Associated Person or director candidate in the Fund or any affiliate thereof (or in any issuer of Portfolio Securities, as applicable) disproportionately to such person’s economic interest in Fund shares (or in Portfolio Securities, as applicable) and, if applicable, the number, class and series of shares (or Portfolio Securities, as applicable) to which such transaction, agreement, arrangement or understanding relates;

(d) any economic interest, direct or indirect (including without limitation any existing or prospective commercial, business or contractual relationship with the Fund), individually or in the aggregate, in the Fund, other than an interest arising from the ownership of Fund shares conferring no extra or special benefit not shared on a pro rata basis by all stockholders;

(iii) for the proposing stockholder, each Stockholder Associated Person with an interest or ownership described under Section (ii) above, and each director candidate:

(a) such proposing stockholder’s name, address and telephone number as they appear on the Fund’s stock ledger, and the current name, business and residence address and telephone number of such proposing stockholder, each Stockholder Associated Person and each director candidate, if different;

(b) all other information relating to such proposing stockholder, Stockholder Associated Person and director nominee that would be required to be disclosed in the solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) and all other documents, materials or information relating to such proposing stockholder, Stockholder Associated Person and director nominee that would otherwise be required in connection with any such solicitation pursuant to Regulation 14A (or any successor provision) under the Exchange Act and rules thereunder;

(c) the investment strategy or objective, if any, of such proposing stockholder and Stockholder Associated Person that is not an individual, and a copy of the most recent prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person; and

(d) to the extent known by such proposing stockholder, the name and address of any other stockholder supporting any director candidate or any other proposal of business on the date of such proposing stockholder’s notice.

The Nominating and Corporate Governance Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. The Fund’s Bylaws (Article III, Section 2(c)) provide a list of minimum qualifications for Fund directors which include expertise, experience or relationships that are relevant to the Fund’s business; educational qualifications; and interaction with business in Mexico. The Committee may recommend that the Board modify these minimum qualifications from time to time. The Committee meets at least twice annually, typically in June and December, to identify and evaluate nominees for director and makes its recommendations to the Board at the time of the Board’s December meeting. Other than compliance with the requirements mentioned above for submission of a director candidate, the Nominating and Corporate Governance Committee does not otherwise evaluate stockholder director nominees in a different manner. The standard of the Nominating and Corporate Governance Committee is to treat all equally qualified nominees in the same manner.

No nominee recommendations have been received from stockholders.

The Board of Directors has adopted charters for each of the Audit, Valuation, Contract Review and Nominating and Corporate Governance Committees the latter of which is available on the Fund’s website at www.themexicofund.com under “Publications—Corporate Governance/Legal.”

Board and Committee Meetings in Fiscal Year 2024

During the Fund’s fiscal year ended October 31, 2024, the Board held four (4) regular meetings, two (2) Audit Committee meetings, one (1) Valuation Committee meeting, one (1) Contract Review Committee meeting, and two (2) Nominating and Corporate Governance Committee meetings. Each Director then in office attended 75% or more of the aggregate number of regular and special meetings of the Board and those Committees of which each Director is a member.

Governance Principles and Practices Observed by the Board

The Board regularly convenes in executive session without management present, both with and without the Fund’s Chief Compliance Officer. Each Committee also convenes in executive session without management present as necessary in order to carry out Committee responsibilities. The Audit Committee regularly convenes with the Fund’s independent registered public accounting firm without management present (both with and without the Fund’s Chief Compliance Officer), and the Chairman of the Audit Committee communicates directly with the independent registered public accounting firm as deemed necessary. The Board and the Independent Directors are advised by independent legal counsel.

The Board discusses, reviews and evaluates on a regular basis the performance of the Fund as well as actions which may contribute to reducing the Fund’s stock price discount, if any. The Board is also subject to conflicts of interest provisions in the Fund’s Code of Ethics that require Directors to be free of any relationships, interests and activities that conflict with, or appear to conflict with, the interests of the Fund.

In addition, the Board has adopted a policy, effective June 30, 2019, by which (i) no Director shall serve on more than five public company boards and (ii) no Director who is a chief executive officer of a public company shall serve on more than two public company boards besides the company for which that Director is the chief executive officer. As of December 31, 2024, all Directors are in compliance with this policy.

Communications with the Board of Directors

The Fund provides a means for stockholders to communicate with the Board of Directors. Stockholders may address correspondence to the Board as a whole or individual Board members relating to the Fund via e-mail at investor-relations@themexicofund.com. The Fund’s Investor Relations Vice President will then promptly forward the correspondence to the addressee. Correspondence may also be directed via the Fund’s address, The Mexico Fund, Inc., 6700 Alexander Bell Drive, Suite 200, Columbia Maryland 21046 and it will be directed to the attention of the addressee.

Director Attendance at Stockholder Meetings

Although the Fund has no formal policy regarding Director attendance at stockholder meetings, typically, the Chairman of the Fund attends the Annual Meeting or another Director attends if he is not available. At the convening of the Fund’s 2024 annual meeting on March 5, 2024, seven Directors were present.

Beneficial Ownership of Shares of the Fund

As of December 31, 2024, the Fund’s Directors and executive officers, as a group, owned 2.60% of the Fund’s outstanding shares. The Fund’s Directors and executive officers maintain positions in Fund shares to closely align their personal interest with oversight of the Fund. The information as to ownership of securities that appears below is based on statements furnished to the Fund by its Directors, nominees and executive officers. The percentages of beneficial ownership set forth below are based on 14,680,148 shares of common stock outstanding as of December 31, 2024.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Interested Director
	Alberto Osorio	110,098	*
Independent Directors
	Jonathan Davis Arzac	7,372	*
	Emilio Carrillo Gamboa	5,308	*
	Luis de la Calle	1,344	*
	Claudio X. González	242,200	1.65%
	Edward P. Djerejian	4,660	*
	Richard B. Vaughan	8,500	*
	Claudia Jañez	2,576	*
Nominees
	Regina García-Cuéllar	0	*

*Less than 1%.

As of December 31, 2024, the dollar range of equity securities in the Fund owned beneficially by each Director or nominee was as follows:

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund**	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director or Nominee in Family of Investment Companies*
Interested Director
Alberto Osorio	Over $100,000	Over $100,000

Independent Directors
Jonathan Davis Arzac	$50,001 - $100,000	$50,001 - $100,000
Emilio Carrillo Gamboa	$50,001 - $100,000	$50,001 - $100,000
Luis de la Calle	$10,001 - $50,000	$10,001 - $50,000
Claudio X. González	Over $100,000	Over $100,000
Edward P. Djerejian	$50,001 - $100,000	$50,001 - $100,000
Richard B. Vaughan	Over $100,000	Over $100,000
Claudia Jañez	$10,001 - $50,000	$10,001 - $50,000

Nominees
Regina García-Cuéllar	$0	$0

*There are no other funds in the family of investment companies.

**Based on the market price of $13.20 on December 31, 2024.

As of December 31, 2024, none of the Independent Directors, nominees, or their immediate family members owned any shares of the Adviser or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with Impulsora del Fondo Mexico, S.C., the Fund’s Adviser.

Name of Director or Nominee	Name of Owners and Relationships to Director or Nominee	Company	Title of Class	Value of Securities	Percentage of Class
Jonathan Davis Arzac	None	None	None	None	None
Emilio Carrillo Gamboa	None	None	None	None	None
Luis de la Calle	None	None	None	None	None
Claudio X. González	None	None	None	None	None
Edward P. Djerejian	None	None	None	None	None
Richard B. Vaughan	None	None	None	None	None
Claudia Jañez	None	None	None	None	None
Regina García-Cuéllar	None	None	None	None	None

Compensation of Directors

The Fund pays each Director an annual retainer of $26,000. Mr. Alberto Osorio is not compensated for his services as Director. The Fund pays the Chairman of the Board an additional annual retainer of $7,000 and the Chairman of the Audit Committee an additional annual retainer of $5,250. In addition, the Fund pays each Director $2,000 per Board meeting attended or $1,000 if an in-person meeting is attended by telephone. The Fund also reimburses all Directors and officers of the Fund for out-of-pocket expenses relating to attendance at meetings. In addition, each Independent Director receives $1,000 for each Committee meeting or telephonic special Board meeting attended. Furthermore, effective March 10, 2020, the Board approved a policy such that Director fees shall be capped to the extent such fees in the aggregate exceed 0.11% of Fund assets under management for such period of time as in its discretion the Board deems advisable. The aggregate amount of fees paid and expenses reimbursed to the Directors and officers for the fiscal year ended October 31, 2024 was $437,707.

The following table sets forth the aggregate compensation (not including expense reimbursements) paid by the Fund to each Independent Director during the fiscal year ended October 31, 2024, as well as the total compensation paid by the Fund to each Independent Director.

Name of Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors*
Jonathan Davis Arzac	$49,938	None	None	$49,938
Emilio Carrillo Gamboa	$51,000	None	None	$51,000
Luis de la Calle	$29,500	None	None	$29,500
Claudio X. González	$46,000	None	None	$46,000
Edward P. Djerejian	$44,000	None	None	$44,000
Richard B. Vaughan	$29,500	None	None	$29,500
Claudia Jañez	$46,000	None	None	$46,000

*There are no other funds in the Fund Complex.

The Fund has a policy that half of the annual retainer paid by the Fund to its Directors is to be used by each Director to purchase Fund shares on the secondary market until a Director attains an ownership position valued at $100,000 based on the market value of Fund shares as of a particular date (“Retained Shares”). Directors are not required to purchase additional shares if the value of their Retained Shares declines below $100,000 due to market fluctuations. As part of the policy, Directors are to retain ownership of their Retained Shares during their tenure on the Board. Directors are permitted to buy additional Fund shares or sell any Fund shares held in excess of their Retained Shares. The Board may, from time to time, approve waivers from this policy.

Officers of the Fund

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Alberto Osorio Aristóteles 77, 3rd Floor Col. Polanco 11560, Ciudad de México México Age: 57	President and Chief Executive Officer (formerly, Senior Vice President; Treasurer)	Since March 2014. From 2002 to March 2014.	Mr. Osorio currently serves as Director General and Chairman of the Board of the Fund’s investment adviser, Impulsora del Fondo México, S.C., where he is the controlling shareholder.
Tofi Dayan Aristóteles 77, 3rd Floor Col. Polanco 11560, Ciudad de México México Age: 37	Treasurer (formerly, Senior Analyst)	Since November 2020. From 2013 to October 2020.	Mr. Tofi Dayan serves as the Fund’s Treasurer since November 2020 and has been an employee of the Fund’s investment adviser, Impulsora del Fondo México, S.C. since 2013.
Jorge Alamillo Aristóteles 77, 3rd Floor Col. Polanco 11560 Ciudad de México México Age: 66	Chief Compliance Officer	Since May 2015.	Retired Deloitte Mexico Audit Partner.
JoAnn M. Strasser 41 South High Street, Suite 1700 Columbus, Ohio 43215 Age: 65	Secretary	Since June 2023.	Partner of Thompson Hine LLP, U.S. counsel to the Fund and the Independent Directors.
Jean Michel Enriquez Torre Virreyes Pedregal 24, 24th floor Col. Molino del Rey 11040, Ciudad de México México Age: 54	Assistant Secretary	From 2017-2019 and since 2022.	Partner of Creel, Gracía-Cuéllar, Aiza y Enriquez, S.C.

Compensation of Officers

The Fund does not pay its officers for the services they provide to the Fund as such, other than reimbursing expenses incurred in connection with Fund Board or stockholder meetings and as otherwise noted below. The Fund directly pays the portion of Mr. Alamillo’s compensation for his services as Chief Compliance Officer (“CCO”) to the Fund. The President and Chief Executive Officer and Treasurer are each solely compensated by the Adviser. Other than as described above, the Fund does not grant any options or any compensation plans to its officers.

Report of the Audit Committee; Information About the Fund’s Independent Auditor

The Audit Committee is responsible for the selection and engagement of the Fund’s independent auditors (subject to ratification by the Fund’s Board of Directors); reviews and pre-approves both the audit and non-audit work of the Fund’s independent public accountants; and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The Fund adopted an Audit Committee Charter on December 6, 1999. The Charter was last amended on December 1, 2017.

Although the members of the Audit Committee have the responsibilities set forth in the Audit Committee Charter and described above, they are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. In fulfilling their responsibilities under the Fund’s Audit Committee Charter, it is recognized that members of the Committee are entitled to rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s auditors are in fact “independent.”

The Audit Committee has: (a) reviewed and discussed the audited financial statements with Fund management; (b) discussed with Tait Weller the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16; and (c) received certain written disclosures and the letter from Tait Weller required by applicable requirements of PCAOB regarding Tait Weller’s communications with the Audit Committee concerning independence, and has discussed with Tait Weller its independence. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended October 31, 2024. The members of the Audit Committee are Emilio Carrillo Gamboa, Jonathan Davis Arzac (Chairman and Audit Committee Financial Expert), Claudio X. Gónzalez, Luis de la Calle , Richard B. Vaughan, Claudia Jañez and Edward P. Djerejian.

During the fiscal years ended October 31, 2023 and October 31, 2024, the Fund incurred the following fees for services provided by its independent auditors:

	Audit Fees	Tax Fees	Other Fees	Total
Fiscal Year 2023	$34,250	$3,750	$0	$38,000
Fiscal Year 2024	$34,250	$3,750	$0	$38,000

All of the services described in the table above were approved by the Audit Committee pursuant to its pre-approval policies and procedures which are summarized further below. The Tax Fees consist of fees billed in connection with preparing and signing the federal regulated investment company income tax returns for the Fund for the years indicated.

There were no non-audit fees billed by Tait Weller to the Fund’s investment adviser. In addition, Tait Weller did not provide any non-audit services to any entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Fund.

The Audit Committee pre-approves all audit and non-audit services provided by Tait Weller or any independent auditor engaged by the Fund and any non-audit or audit-related services provided to its service affiliates (at this time only the Fund’s investment adviser qualifies as a Service Affiliate) that have an impact on the Fund in accordance with certain pre-approval policies and procedures. Audit services include those typically associated with the annual audit such as evaluation of internal controls. Non-Audit Services include certain services that are audit-related such as consultations regarding financial accounting and reporting standards, and tax services. Certain services may not be provided by the auditor to the Fund or to the Fund’s investment adviser without jeopardizing the auditor’s independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the client’s financial statements. These types of services include bookkeeping; financial information systems design and implementation; valuation services; actuarial services; and internal audit outsourcing services.

The policies and procedures require Audit Committee approval of the engagement of the auditor for each fiscal year and approval of the engagement by a majority of the Fund’s Independent Directors. The policies and procedures permit the Audit Committee to pre-approve the provisions of types or categories of non-audit services for the Fund and permissible non-audit services for Service Affiliates on an annual basis at the time of the auditor’s engagement and on a project-by-project basis. At the time of the annual engagement of the Fund’s independent auditor, the Audit Committee is to receive a list of the categories of expected services with a description and an estimated budget of fees. In its pre-approval, the Audit Committee should determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the auditor and set any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committee consistent with the same standards for determination and information.

The Audit Committee may also appoint a Designated Member of the Committee to pre-approve non-audit services that have not been pre-approved or changes in non-audit services previously pre-approved. Any actions by the Designated Member are to be ratified by the Audit Committee by the time of its next regularly scheduled meeting. The Fund’s pre-approval procedures are reviewed annually by the Audit Committee and the Fund maintains a record of the decisions made by the Committee pursuant to the procedures.

The Board of Directors, upon recommendation of the Audit Committee, has selected Tait Weller as independent public accountants to examine the financial statements of the Fund for the fiscal year ending October 31, 2025. Audit services performed by Tait Weller during the most recent fiscal year included examination of the financial statements of the Fund and the review of certain filings with the SEC. Tait Weller will prepare and sign the Fund’s tax returns for the fiscal year ending October 31, 2025.

The Fund knows of no direct or indirect interest of Tait Weller in the Fund. Representatives of Tait Weller are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their response.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF
THE NOMINEES TO THE FUND’S BOARD OF DIRECTORS.

OTHER MATTERS

The Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy, or their substitutes, to vote the Proxy in accordance with their best judgment.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDERS’ MEETING TO BE HELD ON MARCH 4, 2025

This Proxy Statement, along with the Fund’s Annual Report for the fiscal year ended October 31, 2024, are available free of charge on the Fund’s web site at www.themexicofund.com.

ADDITIONAL INFORMATION

Investment Advisory and Administrative Services

Impulsora del Fondo México, S.C., 77 Aristóteles Street, 3rd Floor, Polanco, 11560 México D.F., México, has served as the investment adviser of the Fund from the time the Fund was established in 1981. On April 1, 2014, Fund stockholders approved a new investment advisory agreement (the “Agreement”) between the Fund and the Investment Adviser. Under the terms of the Agreement, the Fund pays the Adviser a monthly fee (the “Base Fee”) at the annual rate of 1.00% on the first $200 million of average daily net assets, 0.90% on the excess over $200 million up to $400 million, 0.80% on the excess over $400 million up to $600 million, 0.70% on the excess over $600 million up to $800 million and 0.60% on the excess over $800 million. Under the terms of the Agreement, a performance component of the Advisory fee was implemented effective on April 1, 2015. The performance component is based on the performance of the Fund relative to the Morgan Stanley Capital International Mexico Index (“MSCI Mexico Index”). A performance adjustment factor will be applied to the Base Fee that will either increase or decrease the Base Fee, depending on how the Fund’s net asset value (“NAV”) performs relative to the MSCI Mexico Index over a trailing 12-month period. The performance adjustment factor is to be applied each day and a daily fee is calculated; it is applied to the average net assets of the Fund over the trailing 12-month period. The resulting dollar figure will be added to or subtracted from the Base Fee depending on whether the Fund experienced better or worse performance than the MSCI Mexico Index. If the investment performance of the Fund exceeds the investment record of the MSCI Mexico Index by 2 percentage points or more, the performance adjustment will increase the Base Fee by 0.025% for every percentage point of outperformance. If the investment performance of the Fund trails the investment record of the MSCI Mexico Index by 2 percentage points or more, the performance adjustment will decrease the Base Fee by 0.025% for every percentage point of underperformance. The maximum amount of the performance adjustment in either direction is 0.20%, if the difference between the investment performance of the Fund and the investment record of the MSCI Mexico Index is 10 percentage points or more.

Performance adjustments began on April 1, 2015. In fiscal year 2024, the accumulated Base Fee of $3,031,169 was increased by $2,707, resulting in a net advisory fee of $3,033,876. The Adviser is a Mexican “sociedad civil” governed by the Federal Civil Code of Mexico and was organized in 1980.

Effective November 1, 2020, the Fund entered into a Fund Services Agreement with IFM Capital, LLC (“IFM Capital”), a subsidiary of the Adviser, which provides for certain services to be performed by IFM Capital, including among other activities, the determination and publication of the NAV of the Fund, the maintenance of the Fund’s books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The Fund pays IFM Capital a monthly fee at the annual rate of 0.11% on the first $300 million of average daily net assets, and 0.08% on the excess over $300 million, but not less than the annual amount of $270,000. For the year ended October 31, 2024, IFM Capital received $340,074 under the Fund Services Agreement.

Expense Limitation Agreement

The Fund entered into an Expense Limitation Agreement with the Adviser, which provided that the Adviser will waive fees and/or reimburse expenses (excluding amounts payable via the performance adjustment factor under the Agreement, taxes, interest, brokerage fees, extraordinary expenses (including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings) and any other expenses not incurred in the ordinary course of the Fund’s business (including, without limitation, costs incurred in connection with any tender offer, rights offering or shelf registration statement) to the extent necessary so that the Fund´s ordinary annual expense ratio did not exceed 1.40% beginning on November 1, 2024 through October 31, 2025, so long as Fund net assets remain greater than $260 million. When Fund net assets were below the threshold of $260 million, the Adviser continued to waive a portion of its fees in an amount necessary to maintain the expense ratio of the Fund’s variable ordinary expenses at 1.20%, in addition to the amount of $520,000. These figures represent the expense ratio of the Fund’s variable ordinary expenses and the maximum amount of the Fund’s fixed ordinary expenses necessary to maintain a total ordinary operating expense ratio of 1.40% when Fund net asset are $260 million. In consideration of the Adviser’s agreement to waive fees and/or reimburse expenses, the Fund has agreed to repay the Adviser in the amount of any waived fees and/or Fund expenses reimbursed subject to certain conditions. Specifically, such repayment shall be made monthly, but only if the operating expenses of the Fund (exclusive of any of the excluded expenses described above), without regard to such repayment, are at an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than 1.40%. Furthermore, the amount of prior fees waived or expenses reimbursed to be paid by the Fund in any month shall be limited so that the sum of: (a) the amount of such payment and (b) the other operating expenses of the Fund (exclusive of any of the excluded expenses described above) do not exceed the annual rate (as a percentage of the average daily net assets of the Fund) of 1.40%. Prior fees waived or expenses reimbursed to be paid by the Fund shall only be payable during the period ending three years after the end of the month in which the Adviser incurred the amount waived or reimbursed. The Fund´s ordinary and total expense ratios during this period were both 1.35%. The Expense Limitation Agreement has been renewed for the fiscal year ending October 31, 2025 on the same terms as the previous fiscal year.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund’s officers and Directors, Adviser, affiliates of the Adviser, and persons who beneficially own more than ten percent of a registered class of the Fund’s securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the New York Stock Exchange. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it and written representations of certain Reporting Persons, the Fund believes that during fiscal year 2024, its Reporting Persons complied with all applicable filing requirements.

Corporate Governance

The Fund is a Maryland corporation subject to the provisions of the Maryland General Corporation Law. The Fund’s day-to-day operations and the requirements as to the place and time, conduct, and voting, at a meeting of the stockholders are governed by the Fund’s charter and bylaws, the provisions of the Maryland General Corporation Law, and the provisions of the 1940 Act. Any stockholder who would like a copy of the Fund’s charter or bylaws may obtain a copy from the SEC via e-mail at publicinfo@sec.gov, or from the Fund via e-mail at investor-relations@themexicofund.com. The bylaws are also available on the Fund’s website at www.themexicofund.com under “Publications—Corporate Governance/Legal”.

SOLICITATION OF PROXIES; EXPENSES

The solicitation of proxies will be primarily by mail. In order to obtain the necessary quorum and stockholder participation at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph, or personal interview by regular employees of the Adviser, officers or agents of the Fund, or EQ Fund Solutions LLC, a proxy solicitation firm. Authorization to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Fund believes are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

If a stockholder wishes to participate in the Meeting, but does not wish to authorize a proxy by telephone or internet, such stockholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a stockholder, whether in writing, by telephone or via the internet, is revocable. A stockholder may revoke the accompanying proxy or a proxy given telephonically or via the internet at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving notice to the Fund addressed to EQ Fund Solutions LLC, ATTN: The Mexico Fund #20219, 55 Challenger Road, Suite 201, Ridgefield Park, New Jersey 07660, or by attending the Meeting and voting in person.

The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. EQ Fund Solutions LLC has been engaged by the Adviser to assist in the distribution and solicitation of proxies. The anticipated cost of EQ Fund Solutions LLC’s services, which will be borne by the Fund, is approximately $8,715, plus reasonable out-of-pocket expenses.

VOTE REQUIRED

The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund is required to constitute a quorum at the Meeting. Election of Directors (Proposal 1) will require the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote at the Meeting.

STOCKHOLDER PROPOSALS

If a stockholder intends to present a proposal at the 2026 Annual Meeting of Stockholders of the Fund and desires to have the proposal included in the Fund’s Proxy Statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by October 6, 2025 but no earlier than September 5, 2025 for consideration by the Fund.

Stockholders wishing to present proposals at the 2026 Annual Meeting of Stockholders of the Fund not to be included in the Fund’s proxy materials should send written notice to the Secretary of the Fund of such proposals, which notice should be received by the Secretary of the Fund by October 6, 2025 but no earlier than September 5, 2025 in the form prescribed in the Fund’s Bylaws.

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS ALSO MAY AUTHORIZE THE PROXY VOTE BY TELEPHONE OR INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

By Order of the Board of Directors,

JoAnn M. Strasser

Secretary

Dated: January 30, 2025

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy voting number found below

3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line

4. LIVE with a live operator when you call toll-free (866) 796-7182 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER	12345678910

THE MEXICO FUND, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual Meeting of Stockholders to be held on MARCH 4, 2025

The undersigned stockholder of The Mexico Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Emilio Carrillo Gamboa and JoAnn M. Strasser, or any of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held on March 4, 2025 at 10:30 am CT (Central time) and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” Proposal 1.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-866-796-7182. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

The proxy statement is available online at: https://vote.proxyonline.com/themexicofund/docs/mxf.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]#

THE MEXICO FUND, INC.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL:

1	Election of the following two nominees to serve as Class II Directors for three-year terms and until their successors are duly elected and qualify:

Nominees:	FOR ALL	WITHHOLD	FOR ALL

1.1 Regina García-Cuéllar	NOMINEES	AUTHORITY FOR	EXCEPT

1.2 Alberto Osorio

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]#